ABERDEEN FUNDS

Aberdeen Ultra-Short Duration Bond Fund

(the “Ultra-Short Duration Bond Fund” or the “Fund”)

Supplement to the Fund’s Prospectus

dated February 28, 2011, as amended

Effective immediately, the Fund’s minimum investment requirements for Institutional Class and Institutional Service Class shares have been lowered from $1,000,000 to $100,000.  The following replaces the information related to the minimum investment requirements of the Fund’s Institutional Class and Institutional Service Class shares in the section entitled, “Summary — Aberdeen Ultra-Short Duration Bond Fund — Purchase and Sale of Fund Shares” on page 110 of the Fund’s Statutory prospectus:

INSTITUTIONAL CLASS SHARES

To open an account	$100,000

Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$100,000

Additional investments	No Minimum

Please keep this Supplement for future reference.

This Supplement is dated September 7, 2011.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen Global Financial Services Fund

(the “Fund”)

Supplement to the Fund’s Prospectus

dated February 28, 2011, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Fund.

On September 6, 2011, the Board of Trustees of the Trust, on behalf of the Fund, approved the reorganization of the Fund into the Aberdeen Global Equity Fund (the “Acquiring Fund”), also a series of the Trust. Pursuant to the proposed reorganization, all of the assets and liabilities of the Fund would be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Reorganization”).

Aberdeen Asset Management Inc., the Fund’s investment adviser, proposed the Reorganization of the Fund into the Acquiring Fund, in part, to focus management and distribution efforts on the Aberdeen Group’s core strategies, which include the Acquiring Fund’s strategy.

The Reorganization is subject to the completion of certain conditions, including the approval of the Fund’s shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held later this year. If the Reorganization is completed, each shareholder of the Fund would become a shareholder of the Acquiring Fund and would receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.

In connection with the Reorganization, effective September 8, 2011, the Fund will be closed to new investors.  At any time prior to the Reorganization, shareholders may purchase additional shares, redeem all or a portion of their shares, or exchange their shares for shares in the corresponding class of another Aberdeen Fund pursuant to procedures set forth in each fund’s prospectus.

Please keep this Supplement for future reference.

This Supplement is dated September 7, 2011.